Exhibit 25

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                          FORM T-1
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                  STATEMENT OF ELIGIBILITY
         UNDER THE TRUST INDENTURE ACT OF 1939 OF A
          CORPORATION DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO
              SECTION 305(b)(2)           /__/
                 ___________________________

                    THE BANK OF NEW YORK
     (Exact name of trustee as specified in its charter)

New York                                 13-5160382
(State of incorporation                  (I.R.S. employer
if not a U.S. national bank)             identification no.)

One Wall Street, New York, N.Y.          10286
(Address of principal executive          (Zip code)
offices)

                 ___________________________

              KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of obligor as specified in its charter)

Missouri                                 44-0308720
(State or other jurisdiction of          (I.R.S. employer
incorporation or organization)           identification no.)




1201 Walnut
Kansas City, Missouri                    64106-2124
(Address of principal executive          (Zip code)
offices)

                 ___________________________

                       Debt Securities
             (Title of the indenture securities)
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


1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                Name                              Address
------------------------------------------------------------------------------


          Superintendent of Banks of the     2 Rector Street, New
          State of New York                  York, N.Y.  10006, and
                                             Albany, N.Y. 12203

          Federal Reserve Bank of New York   33 Liberty Plaza, New
                                             York, N.Y.  10045

          Federal Deposit Insurance          Washington, D.C.  20429
          Corporation

          New York Clearing House            New York, New York
          Association                        10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A  copy  of  the existing By-laws of the  Trustee.
          (Exhibit  4  to  Form T-1 filed with  Registration
          Statement No. 33-31019.)

     6.   The  consent  of the Trustee required  by  Section
          321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

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

     7.   A  copy  of the latest report of condition of  the
          Trustee  published  pursuant  to  law  or  to  the
          requirements  of  its  supervising  or   examining
          authority.


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

                          SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of November, 2000.


                         THE BANK OF NEW YORK


                     By:         /s/MARY BETH A. LEWICKI
                         Name:      MARY BETH A. LEWICKI
                         Title:     VICE PRESIDENT


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